UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2004

                            CAPITAL SOLUTIONS I, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-9879                  13-2648442
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



6915 RED ROAD, SUITE #222, CORAL GABLES, FLORIDA                 33143
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (305) 666-6565

                       Vacation Ownership Marketing, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL AGREEMENT
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT
ITEM 8.01   OTHER EVENTS

ISSUANCE OF SHARES TO OFFICERS AND DIRECTORS
--------------------------------------------

         On August 24, 2004, (the "COMPANY") issued 150 million and 100 million restricted shares of the Company's common stock, $0.0000001 par value per share to Richard Astrom and Christopher Astrom, respectively. Among the purposes of the issuance was to compensate Richard and Christopher Astrom, both directors and officers of the Company since 2001, for the significant amount of time, effort and resources they have contributed to the Company with respect to, among other things, strategic developments of the Company's business model. Other than reimbursements for attorney fees, since the date of his employment and appointment to the board of directors of the Company, Richard Astrom has received no compensation from the Company for his contributions to the Company and Christopher Astrom has received compensation from the Company for his contributions to the Company only in the form of one grant of 2.5 million shares of the Company's preferred stock, which was determined to have a fair market value of $25,000 at the time of such grant. The Company relied on Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") as an exemption from the registration requirements of Section 5 of the Securities Act, in that these issuances constitute transactions by the Company not involving any public offering. While the issuance described above occurred on August 24, 2004, the Company intended for it to occur on September 13, 2004.

         The issuance of the shares to Richard and Christopher Astrom also constituted a change of control of the Company from Christopher Astrom to Richard Astrom, as prior to the issuance Christopher Astrom had beneficial ownership of 80.45% of the Company's common stock, and after the issuance, Richard Astrom had beneficial ownership of 59.71% of the Company's common stock.

STANDBY EQUITY DISTRIBUTION AGREEMENT
-------------------------------------

         In order to provide the Company with a source of equity financing, the Company entered into a Standby Equity Distribution Agreement dated August 26, 2004 (the "SEDA") with Cornell Capital Partners, LP, a Delaware limited partnership ("CORNELL"). Pursuant to the terms of the SEDA, the Company has the right, upon the effectiveness of a registration statement with respect to the resale of the securities issued to Cornell under the SEDA, to receive advances of up to an aggregate amount of $6 million from Connell under an equity line of credit (the "EQUITY LINE OF CREDIT"), and to simultaneously issue shares of common stock in lieu of repayment of such advances. The number of shares to be issued to Cornell in connection with each advance will be determined by dividing the amount of each advance by the lowest closing bid price of the common stock of the five trading days after the Company provides Cornell notice requesting such advance. A minimum of seven trading days must pass between each advance notice. In addition, the Company agreed to pay Cornell a fee equal to 4% of the amount of each advance and issued to Cornell, September 17, 2004, 14.5 million issued restricted shares of common stock as a one time commitment fee. In connection with the SEDA, the Company also entered into a Placement Agent Agreement (the "PLACEMENT AGENT AGREEMENT") with Newbridge Securities
Corporation ("NEWBRIDGE") and Cornell dated August 26, 2004, as further described below. Pursuant to the terms of the Placement Agent Agreement on September 17, 2004, the Company issued
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500,000 restricted shares of common stock to Newbrdige. The Company issued these unregistered securities in reliance upon the provisions of Rule 506 of Regulation D ("REGULATION D") under the Securities Act. In making the determination to rely on this exemption, the Company relied on Cornell's representation that it is an accredited investor, as that term is defined in Rule 502(a)(3) under the Securities Act and Newbridge's representation that it is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and thus an accredited investor as that term is defined in Rule 501(a)(1) under the Securities Act.

         Under the SEDA, the Company is prohibited from issuing shares to Cornell which would cause Cornell to own in excess of 4.99% of the Company's then-outstanding shares of common stock. The Equity Line of Credit expires on the earlier to occur of the date on which Cornell shall have paid an aggregate of $6 million for the shares under the Equity Line of Credit and the date occurring 24 months after the effective date of the registration statement registering for resale the shares to be issued pursuant to the SEDA, provided, that Cornell's obligation to purchase shares under the SEDA may also terminate on the earlier of (1) the suspension of the effectiveness of such registration statement for an aggregate of 50 days or (2) the Company's failure to remedy a material breach of the SEDA within 30 days of receipt of notice of such breach.

         In connection with the Equity Line of Credit, the Company entered into an Escrow Agreement (the "ESCROW AGREEMENT") dated August 26, 2004 by and between the Company, Cornell and Butler Gonzalez LLP, (ii) a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") dated August 26, 2004 by and between the Company and Cornell and (iii) the Placement Agent Agreement (and the Placement Agent Agreement collectively with the SEDA, the Escrow Agreement and the Registration Rights Agreement are referred to herein as the "TRANSACTION DOCUMENTS").

         Pursuant to the Registration Rights Agreement, the Company is required to use its reasonable best efforts to register the shares issued to Cornell under the SEDA. The Company will not be able to receive advances under the Equity Line of Credit until the registration statement has been declared effective.

         Pursuant to the Placement Agent agreement, the Company engaged Newbridge, a registered broker-dealer, to act as placement agent in connection with the Equity Line of Credit. As payment for its services, the Company issued Newbridge 500,000 restricted shares of Company common stock, with respect to which Newbridge has "piggy-back" registration rights.

         Pursuant to the Escrow Agent Agreement, the Company engaged the law firm of Butler Gonzalez LLP to act as escrow agent to hold shares of common stock to be purchased by Cornell in connection with each advance under the Equity Line of Credit. As partial payment for its services, the Company paid Butler Gonzalez LLP $15,000. The Company has also agreed to pay Butler Gonzalez LLP an escrow fee of $5,000 per advance under the Equity Line of Credit.

         While the Transaction Documents are each dated as of August 26, 2004, the Company did not receive signed copies of these documents until September 13, 2004. As such, the Company did not consider the Transaction Documents to be effective until September 13, 2004.
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INVESTOR RELATIONS AGREEMENT
----------------------------

         In order to provide the Company with an opportunity for its management to present its vision for the Company's future and alert potential investors as to the Company's goals and business developments, the Company also entered into an Investors Relations Program (the "IR AGREEMENT") dated August 29, 2004 with Turner Hughes Corporation ("TURNER") pursuant to which Turner will provide certain investor relations services ("IR SERVICES") to the Company. Pursuant to the IR Agreement, and in consideration for the IR Services to be provided by Turner to the Company, on September 17, 2004, the Company issued to Turner, a one time fee of 23 million restricted shares of the Company's common stock. In issuing these securities, the Company relied on Section 4(2) of the Securities Act as an exemption from the registration requirements of Section 5 of the Securities Act, in that the issuance constitutes a transaction by the Company not involving any public offering.

         The descriptions of the Transaction Documents and the IR Agreement set forth above are qualified by the Transaction Documents and the IR Agreement which the Company plans to file as exhibits to its quarterly report on Form 10-QSB for the period ended August 31, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

            None.
































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL SOLUTIONS I, INC.


Date:  September 17, 2004                   By:  /s/ CHRISTOPHER ASTROM
                                                -----------------------
                                                  Christopher Astrom
                                                  President and Chief Executive
                                                     Officer














































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